                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                 Semiconductor Laser International Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                 SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                   15 LINK DRIVE, BINGHAMTON, NEW YORK 13904

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 1997
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of
Semiconductor Laser International Corporation, a New York corporation (the "Company"), will be held at the Standard Club, 320 S. Plymouth Ct., Chicago, Illinois 60604, on June 20, 1997, at 10:00 a.m., local time, for the following purposes:

          (1) To elect a board of five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

          (2) To ratify the selection of Price Waterhouse LLP as independent public accountants for the Company for fiscal year 1997; and

          (3) To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The shareholders of record of the Company at the close of business on May 19, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     We hope you plan to attend the Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy.

                                          By Order of the Board of Directors

                                          Dr. Geoffrey T. Burnham
                                          Chairman of the Board

Binghamton, NY
May 30, 1997

                 SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                   15 LINK DRIVE, BINGHAMTON, NEW YORK 13904

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Semiconductor Laser International Corporation, a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on June 20, 1997, at 10:00 a.m., local time, at the Standard Club, 320 S. Plymouth Ct., Chicago, Illinois 60604, and any adjournment thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Shareholders and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 30, 1997, to all of the shareholders of record of the Company on May 19, 1997. Shares of the Company's Common Stock, $.01 par value ("Common Stock"), represented by proxies will be voted as hereinafter described or as otherwise specified by the shareholder. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy by delivering a written notice to the Chairman of the Board of the Company, by executing and delivering a later dated proxy or by attending the Meeting and voting in person.

     The persons named as proxies are Dr. Geoffrey T. Burnham, the Chairman of the Board, Chief Executive Officer and President of the Company, and Nicholas L. Prioletti, Jr., the Chief Financial Officer of the Company. The cost of preparing, assembling and mailing the proxy, this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such custodians and will reimburse such custodians for all of their costs and expenses in forwarding soliciting materials.

                                 VOTING RIGHTS

     Only holders of shares of Common Stock of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting. On May 19, 1997, the Company had 3,530,838 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of the holders of a plurality of the shares cast at the Meeting and entitled to vote will be required to act on the election of directors, and the affirmative vote by the holders of a majority of the shares cast at the Meeting and entitled to vote will be required to act on all other matters to properly come before the Meeting. If a shareholder, present in person or by proxy, abstains on any matter, the shareholder's shares will not be treated as a vote against such matter. Broker non-votes are treated as shares as to which voting power has been withheld by the beneficial owners of such shares and, therefore, as shares not cast. A shareholder may, with respect to that election of Directors, (i) vote for the election of all nominees proposed by the Board of Directors, (ii) withhold authority to vote for all such nominees or
(iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy.

                               SECURITY OWNERSHIP

     The following table sets forth certain information as of May 19, 1997 regarding (i) the share ownership of the Company by each person who is known to the Company to be the record or beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock, (ii) the share ownership of the Company of each director of the Company and the share ownership of each named executive officer of the Company and (iii) the share ownership of the Company of all directors and executive officers of the Company as a group.

                                                            AMOUNT AND NATURE       PERCENTAGE OF
                                                              OF BENEFICIAL          OUTSTANDING
        NAME AND ADDRESS OF BENEFICIAL OWNER (1)              OWNERSHIP(2)         SHARES OWNED(2)
--------------------------------------------------------    -----------------     ------------------
Dr. Geoffrey T. Burnham.................................         430,894(3)              11.97%
Susan M. Burnham........................................         430,894(4)              11.97%
Thomas J. Marquez.......................................         354,632(5)              10.04%
5526 Deloache
Dallas, Texas 75220
Theodore W. Konopelski..................................         268,731(6)               7.55%
Ann Konopelski..........................................         268,731(7)               7.55%
David L. Koffman........................................          25,143(8)            *
300 Plaza Drive
Vestal, New York 13850
Brian J. Thompson.......................................          12,351(9)            *
692 Mount Hope Avenue
Rochester, New York 14620
George Barrett..........................................          13,331(10)           *
119 High Crest Drive
West Milford, New Jersey 07840
All directors and executive officers as a group (7
  persons)..............................................         750,450(11)             20.52%

---------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address of each beneficial owner identified is 15 Link Drive, Binghamton, NY 13904.

 (2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 19, 1997 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of May 19, 1997 have been exercised or converted. Assumes a base of 3,530,838 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants.

 (3) Includes 23,823 shares held in trust by Dr. Burnham as trustee, as to which Dr. Burnham disclaims any beneficial interest; 4,925 shares held in an IRA trust for the benefit of Dr. Burnham; Non-Plan Options, as hereinafter defined, to purchase 39,404 shares; and 165,405 shares owned by Susan Burnham, the wife of Dr. Burnham, and 30,000 shares issuable upon the exercise of Option Plan options, as hereinafter defined, granted to Ms. Burnham, as to which Dr. Burnham disclaims any beneficial interest.

 (4) Includes 167,337 shares owned by Dr. Burnham; 23,823 shares held in trust by Dr. Burnham as trustee; 4,925 shares held in an IRA trust for the benefit of Dr. Burnham; and 39,404 shares issuable upon exercise of Non-Plan options held by Dr. Burnham, as to all of which Susan Burnham disclaims any beneficial interest; and 30,000 shares issuable upon the exercise of Option Plan options granted to Ms. Burnham.

 (5) Includes 39,404 shares held in trust by an independent trustee for the daughter of Mr. Marquez, Meredith Marquez, 39,404 shares held in trust for the benefit of the family of Mr. Marquez by

Mr. Marquez and an independent trustee, and 39,404 shares owned by Stephanie Marquez, his daughter. Mr. Marquez disclaims any beneficial interest as to each of said holdings.

 (6) Includes 168,253 shares owned by Ann Konopelski, the wife of Mr. Konopelski, and 3,942 shares held in trust by Ann Konopelski, as trustee for the benefit of the children of Theodore and Ann Konopelski, as to all of which Mr. Konopelski disclaims any beneficial interest; 4,925 shares held in an IRA trust for the benefit of Mr. Konopelski; and Non-Plan Options to purchase 29,553 shares.

 (7) Includes 62,058 shares owned by Mr. Konopelski; 4,925 shares held in an IRA trust for the benefit of Mr. Konopelski; 29,553 shares issuable upon exercise of Non-Plan Options held by Mr. Konopelski; and 3,942 shares held in trust by Ann Konopelski as trustee for the benefit of the children of Ann and Theodore Konopelski, as to all of which Ann Konopelski disclaims any beneficial interest.

 (8) Includes 7,881 shares held by Koffman Corporate Ventures, Inc. and 4,881 shares held by Barbara Koffman, as to all of such shares Mr. Koffman disclaims any beneficial interest. Also includes Option Plan options to purchase 2,500 shares.

 (9) Consists of Non-Plan Options to purchase 9,851 shares and Option Plan options to purchase 2,500 shares.

(10) Consists of Non-Plan Options to purchase 9,851 shares and Option Plan options to purchase 2,500 shares. Also includes 490 shares issuable upon the exercise of warrants in the Public Offering, as hereinafter defined.

(11) Includes an aggregate of 126,649 shares of Common Stock issuable upon the exercise of Option Plan options, Non-Plan Options and warrants purchased in the Public Offering.

                      PROPOSAL I -- ELECTION OF DIRECTORS

NOMINATIONS AND ELECTION OF DIRECTORS
     The Board of Directors has nominated Dr. Geoffrey T. Burnham, Susan M. Burnham, George W. Barrett, David L. Koffman and Brian J. Thompson (all of whom are members of the present Board of Directors of the Company) to serve as directors of the Company until the Company's 1998 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

     Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board of Directors may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                       ELECTION OF EACH OF THE NOMINEES.

INFORMATION COVERING NOMINEES
     The following table sets forth the names of the nominees and certain information with regard to each nominee.

     NAME OF NOMINEE         AGE     DIRECTOR SINCE             POSITION WITH COMPANY
-------------------------    ---     --------------     -------------------------------------
Dr. Geoffrey T.              49      September 1993     Chairman of the Board, President and
  Burnham................                               Chief Executive Officer
Susan M. Burnham.........    41      September 1993     Vice President, Treasurer and
                                                        Director
George W. Barrett........    63       December 1993     Director
David L. Koffman.........    38       November 1995     Director
Brian J. Thompson........    64       December 1993     Director

     Dr. Geoffrey T. Burnham, a founder of the Company, has also served as its Chairman of the Board, Chief Executive Officer and President, since its incorporation in September 1993, and devoted his full-time efforts to the establishment of the Company commencing in May 1993. From April 1990 through July 1990, Dr. Burnham served as a consultant to, and from July 1990 until May 1993, he was employed by, Northeast Semiconductor, Inc. ("NSI"), and served as its President and as a director from October 1991 through May

1993. Dr. Burnham resigned from NSI upon its acquisition in a hostile take-over. Approximately five months after his resignation, NSI filed for Chapter 7 bankruptcy protection. Prior to April 1990, Dr. Burnham had over 16 years of experience in the laser field, including 10 years in the semiconductor laser field, holding management positions with Hercules Aerospace Corporation (1987 to 1989), General Optronics Corporation, a company involved in manufacturing laser equipment for telecommunications applications (1984 to 1986) and General Electric Co. ("General Electric") (1975 to 1984). Dr. Burnham founded and directed General Electric's Laser Business Venture for five years. In addition, he was corporate liaison between General Electric and the University of Rochester on General Electric's Consortium on Inertial Confinement Fusion. Dr. Burnham also served as General Electric's Corporate Technical Recruiter at the University of Rochester as well as Chairman of the United States government's laser section of the Military Critical Technologies List. Dr. Burnham is married to Susan Burnham.

     Susan M. Burnham has been Vice President, Treasurer and a director of the Company since its incorporation in September 1993. From May 1993 to September 1993, Ms. Burnham assisted Dr. Burnham in the establishment of the Company and, from February 1992 through April 1993, Ms. Burnham was not employed. From August 1986 through January 1992, she served as a national account executive in marketing and sales for MLI Industries Inc., a company involved in turn-key subcontract manufacturing of electronic components, electro-mechanical assemblies, and copy machine refurbishment and manufacturing, and was responsible for handling all major company accounts, as well as all new accounts. She established a customer base that included several divisions of General Electric, IBM and Eastman Kodak Company, initiating partnership agreements for all major customers. Ms. Burnham was employed by General Electric from December 1977 through July 1984 during which time she held administrative positions in various laser and electronic programs with a particular emphasis on the monitoring of operating budgets. Ms. Burnham is married to Dr. Burnham.

     George W. Barrett was elected as a director of the Company in December 1993. Mr. Barrett has been Operations Manager of Universal Telephone & Telegraph, a long distance telephone company, since June 1996. Prior to that, from October 1995 through February 1996, Mr. Barrett was an independent consultant, providing general business management services. From October 1989 through September 1995, he was President and General Manager of Engineered Systems Division (Datron Inc.), a publicly owned company engaged in the manufacture of aircraft arresting systems. Mr. Barrett was president of Auxilec, Inc., a subsidiary of a publicly owned company engaged in the manufacture of aircraft generation systems, from January 1988 to May 1989, Division President of Simmonds Precision Engine Systems, a publicly held company engaged in the manufacture of aircraft ignition systems, from January 1986 to August 1987 and Vice President of Lucas Aerospace Inc., a publicly owned company engaged in the manufacture of engine control systems, from October 1971 to December 1985.

     David L. Koffman was elected as a director of the Company in November 1995. Mr. Koffman has been a private investor since 1981. He currently serves as President, Chief Executive Officer and a director of Jayark Corporation, a publicly owned company which is an importer of household and seasonal merchandise.

     Dr. Brian Thompson was elected as a director of the Company in December 1993. He is Provost Emeritus, Professor Emeritus of Optics and Distinguished University Professor of the University of Rochester. From July 1968 to July 1995, he was a professor of optics at the University of Rochester and, from July 1984 to July 1994, he was Provost of the University of Rochester. He is the author of more than 150 scientific and technical papers, has won numerous awards for his contributions to optics and is serving or has served on the editorial boards of many international journals. Dr. Thompson is a member of the Board of Directors of Welch Allyn, Inc., a company involved in manufacturing medical instrumentation, Holotek, Ltd., a publicly held corporation involved in producing scanning and imaging equipment, and Boydell & Brewer, a publications company, and is also a member of the Link Foundation's Board of Trustees.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     The business and affairs of the Company are managed by the Board of Directors, which met or acted by unanimous written consent nine times during fiscal year 1996. During fiscal year 1996, all current directors except Dr. Thompson and Mr. Konopelski attended 75% or more of the meetings of the Board of Directors. The Board of Directors maintains a standing Compensation Committee.

     The Compensation Committee consists of George W. Barrett, Brian J. Thompson and David L. Koffman. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of executive officers. In addition, the Compensation Committee administers the Company's 1995 Stock Option Plan (the "Option Plan"), determining the persons to whom options should be granted and the number of options to be granted to such persons. The Compensation Committee also administers plans and programs relating to employee benefits, incentives and compensation.

                               EXECUTIVE OFFICERS

     Set forth below is certain information, as of May 19, 1997, regarding the executive officers of the Company:

                                                                               EXECUTIVE OFFICER
              NAME                  AGE          POSITION WITH COMPANY               SINCE
---------------------------------   ---    ---------------------------------   -----------------
Dr. Geoffrey T. Burnham..........   49     Chairman of the Board, Chief        September 1993
                                           Executive Officer and President
Susan M. Burnham.................   41     Vice President and Treasurer        September 1993
Nicholas L. Prioletti, Jr........   48     Chief Financial Officer             December 1996

     Information with respect to Geoffrey T. Burnham and Susan M. Burnham is set forth under "Information Covering Nominees."

     Nicholas L. Prioletti, Jr. has been the Chief Financial Officer of the Company since December 1996. From January 1996 until December 1996, Mr. Prioletti was a self employed financial consultant. From June 1995 until December 1995, Mr. Prioletti served as Vice President, Finance of Wilson Power & Gas Smart, Inc., a power marketer/broker, and was responsible for all financial aspects of the company. Prior to that, from August 1980 until January 1995, he served as Vice President, Financial Planning of Niagara Mohawk Power Corporation, a public utility, and was responsible for financial planning, forecasting and regulatory matters.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and other compensation paid by the Company to Dr. Geoffrey T. Burnham, its Chairman of the Board, Chief Executive Officer and President, during the fiscal years ended December 31, 1996, 1995 and 1994. No other executive officer of the Company received aggregate compensation and bonuses which exceeded $100,000 during such years.

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                         AWARDS
                                                    ANNUAL COMPENSATION               ------------
                                          ---------------------------------------      SECURITIES
                                           YEAR ENDED                                  UNDERLYING
      NAME AND PRINCIPAL POSITION         DECEMBER 31,     SALARY($)     BONUS($)       OPTIONS
----------------------------------------  ------------     ---------     --------     ------------
Dr. Geoffrey T. Burnham,................      1996         $ 116,969          --             --
  Chairman of the Board, Chief Executive      1995         $  71,269     $30,000         39,404(1)(2)
     Officer and President                    1994         $  71,637          --             --

---------------
(1) Represents options to purchase 39,404 shares of Common Stock at an exercise price of $2.54 per share, which were initially granted to Dr. Burnham in June 1995. These options were subsequently cancelled when new options to purchase 39,404 shares of Common Stock at an exercise price of $.05 per share were granted to Dr. Burnham in November 1995.

(2) Does not include warrants (the "Private Warrants") issued during the period from December 1994 through April 1995 to investors in the Company's December 1994 private placement (the "December 1994 Placement") to purchase 4,925 shares of Common Stock purchased by Dr. Burnham.

STOCK OPTION TABLE

     The following table sets forth all grants of options to purchase Common Stock to Dr. Burnham for the fiscal year ended December 31, 1996.

                                                                  INDIVIDUAL GRANTS
                                      -------------------------------------------------------------------------
                                         NUMBER OF        PERCENT OF TOTAL
                                        SECURITIES         OPTIONS GRANTED      EXERCISE OR
                                        UNDERLYING          TO EMPLOYEES        BASE PRICE
               NAME                   OPTIONS GRANTED      IN FISCAL YEAR        ($/SHARE)      EXPIRATION DATE
----------------------------------    ---------------     -----------------     -----------     ---------------
Dr. Geoffrey T. Burnham...........             --                   --                 --                --

YEAR END OPTION VALUES TABLE

     The following table sets forth information concerning outstanding options to purchase Common Stock held by Dr. Burnham as of the year ended December 31, 1996. Dr. Burnham did not exercise any options in fiscal 1996.

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        "IN-THE-MONEY" OPTIONS
                                      SHARES                 OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                                     ACQUIRED      VALUE     ---------------------------   ---------------------------
                                    ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                    -----------   --------   -----------   -------------   -----------   -------------
Dr. Geoffrey T. Burnham...........         --          --       39,404              0      $293,559.80        $ 0

---------------
(1) Based upon an estimated fair market value of $7.50 per share of Common Stock as of December 31, 1996 less the $.05 exercise price of such options.

COMPENSATION OF DIRECTORS

     Other than compensation otherwise payable under employment agreements to Dr. Burnham and Ms. Burnham, directors receive no cash compensation for serving on the Board of Directors (other than reimbursement of reasonable expenses incurred in attending meetings). The Company pays its non-employee directors reasonable out-of-pocket expenses for each committee meeting attended. In addition, all non-employee directors receive, pursuant to the Option Plan, annual grants of options to purchase 2,500 shares of Common Stock for the following year's service. Newly elected nonemployee directors receive a pro rata portion of such share grant based on the period remaining until the next date of grant following their date of election. Mr. Barrett and Dr. Thompson each received options to purchase 9,851 shares of Common Stock at $.05 per share in November 1995 in recognition of prior services to the Company. Messrs. Barrett and Koffman and Dr. Thompson each received options to purchase 5,000 shares of Common Stock under the Option Plan, 2,500 of which are currently exercisable at $5.00 per share and 2,500 of which are exercisable at $6.50 per share on September 19, 1997.

1995 STOCK OPTION PLAN

     In October 1995, the Board of Directors and shareholders of the Company adopted the Option Plan. The Option Plan is intended to recognize the contributions made to the Company by key employees, officers and directors of the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire Common Stock.

     The Company has reserved 250,000 shares of Common Stock for issuance upon the exercise of options available for future grant under the Option Plan designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options ("NQSOs"). ISOs may be granted under the Option Plan to employees (including directors) and officers of the Company. NQSOs may be granted to non-employee directors, employees and officers of the Company. In certain circumstances, the exercise of options granted under the Option Plan may have an adverse effect on the market price of the Common Stock.

     The Option Plan is administered by the Compensation Committee, composed of two or more persons appointed by the Board of Directors who are "disinterested persons" as defined under Rule 16b-3 under the

Exchange Act or "outside directors" as defined under Section 162(m) of the Code. The Compensation Committee grants options in its discretion and may consider the nature of the optionee's services and responsibilities, the optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. ISOs granted under the Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. Options granted under the Option Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Options granted under the Option Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

     The Option Plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable, and restrictions and deferral limitations applicable to other awards to lapse, in the event any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d), but excluding certain shareholders of the Company, acquires beneficial ownership of more than 50.1% of the Company's outstanding shares of Common Stock.

     In November 1995, the Company granted options under the Option Plan exercisable for the purchase of an aggregate of 11,000 shares of Common Stock, including options to purchase 2,500, 2,500, and 2,500 shares granted to Messrs. Barrett and Koffman and Dr. Thompson, respectively. All of these options are exercisable at a price of $5.00 per share and are immediately exercisable. During 1996, the Company granted options under the Option Plan exercisable for the purchase of an aggregate of 93,000 shares of Common Stock, including options to purchase 30,000 and 6,000 shares granted to Ms. Burnham and Mr. Prioletti, respectively. Ms. Burnham's options are exercisable at a price of $5.25 per share and are immediately exercisable. Mr. Prioletti's options are exercisable at a price of $7.50 per share and vest as follows: Options to purchase 2,000 shares of Common Stock first become exercisable in December 1997, options to purchase an additional 2,000 shares of Common Stock first become exercisable in December 1998 and options to purchase an additional 2,000 shares of Common Stock first become exercisable in December 1999. In March 1997, the Company granted options under the Option Plan exercisable on September 19, 1997 for the purchase of 2,500, 2,500 and 2,500 shares of Common Stock to Messrs. Barrett and Koffman and Dr. Thompson, respectively.

NON-PLAN OPTIONS

     The Company has issued options to purchase up to an aggregate of 90,630 shares of Common Stock (the "Non-Plan Options") outside of the Option Plan to certain executive officers, non-employee directors and consultants. The Non-Plan Options are immediately exercisable at prices ranging from $.05 to $.25 per share of Common Stock. Of the Non-Plan Options, options to purchase 39,404, 29,553, 9,851, and 9,851 shares of Common Stock were granted to Dr. Burnham, Messrs. Konopelski and Barrett and Dr. Thompson, respectively.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with each of Dr. Geoffrey
T. Burnham, Theodore W. Konopelski and Susan M. Burnham in October 1995. Mr. Konopelski's employment with the Company was terminated for cause in August 1996. Each of Dr. Burnham's and Ms. Burnham's employment agreements provides for an initial three-year term, commencing on October 1, 1995, and each requires full-time service to the Company. Dr. Burnham's agreement provides for a base salary of $110,000 per annum, and Ms. Burnham's agreement provides for a base salary of $75,000 per annum. Each of the agreements provides for continuing automatic one-year extensions to maintain its three-year term, until the agreement is terminated by either party. Certain fringe benefits are also provided, including split dollar life insurance and certain expense allowances. Dr. Burnham and Ms. Burnham also may be granted annual increases of 10% per annum at the discretion of the Board of Directors and bonuses based upon meeting defined goals established by the Board of Directors. All such bonuses and other increases must also be approved by Whale Securities Co., L.P., the underwriter of the initial public offering of the Company's securities, which was consummated on March 22, 1996 (the "Public Offering"), for a period of three years following the effective date of the

Public Offering, or sooner in the event that the Company achieves annual profitability prior to the end of the period. These agreements also provide that the Company will continue to pay the base salary to the employee or the employee's legal representative in the event of the employee's termination due to disability or death, for a period commencing at the time of such termination and ending at the end of the employment term. The agreements contain provisions prohibiting the employee from competing with the Company during the term of employment and for a period of two years thereafter. Dr. Burnham's agreement provides that he will serve as Chairman of the Board, and Ms. Burnham's agreement provides that she will serve as a director on the Board of Directors. The Company also entered into a consulting agreement with George W. Barrett in November 1995, pursuant to which Mr. Barrett agreed to provide consulting services to the Company relating to the establishment of the Company's manufacturing facility, as requested by the Company, for a consulting fee equal to $400 per day. Such fees totaled $14,400 in 1996.

     The Company is currently engaged in a dispute with Mr. Konopelski, a director and a former employee and officer of the Company. The dispute involves the termination of Mr. Konopelski's employment for cause. An arbitration proceeding was instituted by Mr. Konopelski in Syracuse, New York challenging his termination under his employment contract. Mr. Konopelski is seeking damages in the aggregate of $500,000. The arbitration is currently proceeding and the Company believes that the termination was proper and that no amount shall be awarded to Mr. Konopelski. Subsequent to the commencement of the arbitration, the Company brought an action against Mr. Konopelski in the New York Supreme Court (Broome County) alleging violation by Mr. Konopelski of his obligations under the terms of a non-disclosure agreement. The Court issued a temporary restraining order barring Mr. Konopelski from making any disclosures or using confidential information or trade secrets. The Company's request for a permanent injunction has been denied and the temporary restraining order previously in effect has been lifted, and all matters covered by the action before the Court have been referred to arbitration. In a related action the Court denied Mr. Konopelski access to the Company's shareholder list based on the Court's conclusion that such request was for an improper purpose not related to the best interests of the Company. The Company has filed a motion for reargument and has filed a notice of appeal of the dismissal of the lawsuit and the Court's decision not to grant a permanent injunction. Mr. Konopelski alleges that he ceased to be a director on August 4, 1996 by virtue of his removal by the Company. The Company maintains that Mr. Konopelski was removed as an officer and employee and that if he chooses not to consider himself as a director, it is his choice alone. Mr. Konopelski has not been renominated by the Board of Directors to serve as a director of the Company.

            PROPOSAL II -- RATIFICATION OF SELECTION OF INDEPENDENT
                                       PUBLIC ACCOUNTANTS

     The Board of Directors believes it is appropriate to submit for ratification by the shareholders its selection of Price Waterhouse LLP as the independent public accountants for the Company for fiscal year 1997. Price Waterhouse LLP has served as independent accountants for the Company since November 1995. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise specified, shares represented by proxies will be voted for the ratification of Price Waterhouse LLP as the independent public accountants for the Company. If the shareholders do not so approve, the selection of independent public accountants will be reconsidered by the Board of Directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  THE RATIFICATION OF PRICE WATERHOUSE LLP AS
              THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Upon incorporation of the Company in New York in September 1993, Dr. Burnham and Mr. Konopelski, the Company's founders, purchased 374,331 and 354,630 shares of Common Stock, respectively, for a purchase price of $19,000 and $18,000, respectively, some of which shares were subsequently transferred by them to other related entities or individuals. In addition, in November 1995, Dr. Burnham and Mr. Konopelski each transferred 22,693 of these shares back to the Company, for no consideration, in order for the Company to then reissue such shares to another individual in settlement of all outstanding claims for services rendered by such individual on behalf of the Company prior to its incorporation.

     In connection with the December 1994 Placement, Dr. Burnham, in March 1995, and Mr. Konopelski, in April 1995, each purchased an aggregate of 4,925 shares of Common Stock and 4,925 Private Warrants for an aggregate purchase price of $10,000 each.

     In June and July 1995, Thomas J. Marquez bought a total of 354,632 shares of Common Stock from the Company in a private placement for an aggregate price of $900,000. Pursuant to such purchase, Mr. Marquez became a principal shareholder of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and information furnished by the reporting person, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with.

                            INDEPENDENT ACCOUNTANTS

     The Company has engaged Price Waterhouse LLP as independent public accountants for the Company for fiscal year 1997. Price Waterhouse LLP has served as the independent accountants for the Company since November 1995. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

     Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy in their discretion.

                                 ANNUAL REPORT

     The Annual Report of the Company on Form 10-KSB and Form 10-KSB/A for the fiscal year ended December 31, 1996, including financial statements but excluding exhibits, is being furnished herewith to shareholders of record of the Company on May 19, 1997. The Annual Report does not constitute a part of the proxy soliciting material.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder desiring to present proposals to shareholders at the 1998 Annual Meeting of the Company must transmit such proposal to the Company so that it is received by the Company on or before January 30, 1998. All such proposals should be in compliance with applicable SEC regulations.

                                          By Order of the Board of Directors

                                          Dr. Geoffrey T. Burnham
                                          Chairman of the Board

                 SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                   15 LINK DRIVE, BINGHAMTON, NEW YORK 13904

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS -- JUNE 20, 1997

    The undersigned hereby appoints GEOFFREY T. BURNHAM and NICHOLAS L. PRIOLETTI, Jr., as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.01 par value, of SEMICONDUCTOR LASER INTERNATIONAL CORPORATION held of record by the undersigned on May 19, 1997 at the Annual Meeting of Shareholders (the "Meeting") of SEMICONDUCTOR LASER INTERNATIONAL CORPORATION, on June 20, 1997 at 10:00 a.m., or at any adjournments thereof.

(1) Election of Directors

[ ] FOR all nominees listed below (except as indicated     [ ] WITHHOLD AUTHORITY to vote for all nominees listed
    otherwise below)                                           below

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominees's name in the space below.

NOMINEES: George W. Barrett, Geoffrey T. Burnham, Susan M. Burnham, David L. Koffman and Brian J. Thompson

--------------------------------------------------------------------------------

(2) To ratify the selection of Price Waterhouse LLP as independent public accountants for the Company for fiscal year 1997.

  [ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

  [ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

                              (To be signed below)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE
                           INSTRUCTIONS GIVEN ABOVE.

    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              Dated:

                                             ----------------------------------,
                                              1997

                                              Shareholder:
                                              ----------------------------------

                                              ----------------------------------
                                                          SIGNATURE

                                              ----------------------------------
                                                  SIGNATURE IF HELD JOINTLY

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.